                                                                    EXHIBIT 10.4


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT entered into this 16th day of June, 2005, by and between PINNACLE AIRLINES, INC., a Georgia corporation whose address is 1689 Nonconnah Boulevard, Suite 111, Memphis, Tennessee 38132 (the "Grantor"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association whose address is 165 Madison Avenue, Memphis, Tennessee 38103 (the "Bank").

                                   WITNESSETH:

         That for good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees with Bank as follows:

         1. DEFINITIONS. (a) Reference is made to the Loan Agreement (the "Loan Agreement") of even date herewith among the Grantor, Pinnacle Airlines Corp., a Delaware corporation ("Guarantor"), and the Bank, said Loan Agreement being incorporated herein by reference. All terms used in this Agreement which are defined in the Loan Agreement or in the Uniform Commercial Code of the State of Tennessee, as now or hereafter in effect (the "Code"), and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

                           (b) The term "Event of Default" shall have the
                  meaning set out in Section 7 hereof.

         2. GRANT OF SECURITY INTEREST. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Grantor hereby pledges and assigns to Bank, and grants to Bank a continuing security interest in, the following personal property of Grantor wherever located and whether now or hereafter existing (the "Collateral"):

                  (a) All furniture, fixtures and equipment of the Grantor, including without limitation all propellers, appliances and spare parts, rotable parts and ground service equipment owned by the Grantor but expressly excluding (i) all aircraft, (ii) all leased spare engines and (iii) all consigned goods;

                  (b) All records and documents related to Collateral, including, without limitation, computer programs;

                  (c) All spare parts (including appliances) now or hereafter owned by the Grantor that are appropriate for installation on or use in:

                           (i) any aircraft now or hereafter owned or leased by
                      Grantor; and

                           (ii) any engine utilized in any such aircraft;

                  together with all records relating to such spare parts and all rights of Borrower with respect to such spare parts (all of the foregoing items of collateral in this subsection (c) are collectively referred to hereinafter as "Inventory"). The spare parts included in Inventory fall into two (2) categories: "rotables" and "expendables." "Rotables" are spare parts that wear over time and can be repeatedly restored to a serviceable condition over a period of time approximating the life of the flight equipment to which they relate. "Expendables" consist of: (i) parts that can be restored to a serviceable condition but which have a life less than that of the related flight equipment; and (ii) parts that are generally used once and thereby consumed or thereafter discarded. As stated above, the parties hereto agree that spare engines are not included in the definition of "Inventory" or the definition of "Collateral" as provided herein. The parties hereto further agree that the lien of this Security Agreement will not apply to a particular spare part or piece of Inventory for so long as such spare part or piece of Inventory is installed upon, affixed to, or being used in any aircraft, engine, or other spare part or piece of Inventory so installed, affixed, or being used.

                  (d) All Proceeds, including Cash Proceeds, of any and all of the foregoing Collateral except Inventory;

in each case, wherever located, whether now owned or hereafter acquired by the Grantor. The Collateral described in subparagraphs (a), (b), and (c) of this Section are sometimes hereinafter called the "Tangible Collateral."

         3. SECURITY FOR OBLIGATIONS. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

                  (a) The full and prompt payment when due of the indebtednesses evidenced by that certain Revolving Credit Note of even date herewith, in the principal sum of SEVENTEEN MILLION Dollars ($17,000,000.00) executed by Grantor and payable to the order of Bank, and any and all renewals, modifications and extensions thereof, in whole or in part, and including any obligations under any letters of credit issued under said line of credit pursuant to the terms of the Loan Agreement, and any and all renewals, modifications and extensions thereof, in whole or in part; and

                  (b) The due performance and observance by the Grantor of all of its covenants, agreements, representations, liabilities, obligations, and undertakings as set forth herein, or in the Loan Agreement (as the same may be modified renewed or extended from time to time), or in any other instrument or document which now or at any time hereafter evidences or secures all or any part of the Obligations hereby secured howsoever and whensoever arising, whether absolute or contingent, joint or several, matured or unmatured, direct or indirect, primary or secondary, and including without limitation, all future advances to Grantor, all liabilities of the Grantor under any guaranty agreement executed in favor of the Bank at any time and all obligations of the Grantor with respect to any letters of credit issued at any time by Bank for the benefit of Grantor.

         4. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants as follows:

                  (a) All Tangible Collateral now existing is, and all Tangible Collateral hereafter existing will be, located at the locations described in Exhibit "A". The Grantor's chief place of business and chief executive office, the place where Grantor keeps Grantor's records, are located at the address specified for the Grantor in the initial paragraph hereof.

                  (b) The Grantor is a corporation. The Grantor's state of incorporation is the State identified in the certificate of existence attached as Exhibit "B," and the exact legal name of the Grantor is set forth in the initial paragraph hereof. The organizational identification number assigned to Grantor by its state of organization is J517167.

                  (c) The Grantor owns the Collateral free and clear of any lien, security interest or other charge or encumbrance except for the security interest created by this Agreement, and except for the financing statement filed in favor of Bank relating to this Agreement, no other financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office.

                  (d) The exercise by Bank of its rights and remedies hereunder will not contravene any law or governmental regulation or any contractual restriction binding on or affecting the Grantor or any of the Grantor's properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of the Grantor's properties.

                  (e) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required either for the grant by the Grantor of the security interest created hereby in the Collateral or for the exercise by Bank of its rights and remedies hereunder.

                  (f) This Agreement creates a valid security interest in favor of the Bank in the Collateral. The filing of the financing statements with the Georgia Secretary of State pursuant to the Loan Agreement will perfect and establish the first priority of the Bank's security interest hereunder in the Collateral (other than the aircraft component equipment for which filing is required with the Federal Aviation Administration), subject to no other liens and encumbrances. Except as set forth in this Section 4(f), no action is necessary or desirable to perfect or otherwise protect such security interest.

         5. GRANTOR'S COVENANTS. So long as any of the Obligations shall remain outstanding, unless Bank shall otherwise consent in writing:

                  (a) Further Assurances. The Grantor will at Grantor's expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that Bank deems necessary or desirable or that Bank may request in order (i) to perfect and protect the security interest created or purported to be created hereby; (ii) to enable Bank to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including, without limitation: (A) authorizing the filing of such financing or continuation statements, or amendments thereto, as Bank deems necessary or desirable or that Bank may request in order to perfect and preserve the security interest created or purported to be created hereby; (B) furnishing to Bank from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Bank may reasonably request, all in reasonable detail;
         (C) if any Inventory shall be represented by a warehouse receipt or other document of title, delivering such warehouse receipt or other document to Bank duly endorsed or assigned to Bank, all in form and substance satisfactory to the Bank; and (D) where Collateral consisting of Documents or Goods is held by a third-party bailee, furnish Bank evidence in form reasonable satisfactory to Bank of such bailee's acknowledgment that it is holding such Collateral for the benefit of Bank.

                  (b) Location of Tangible Collateral. The Grantor will keep all of the Tangible Collateral, both now owned and hereafter acquired, at the locations set forth in Section 4(a) of this Agreement, or at such other location or locations to which Bank shall consent in writing in advance of placing Tangible Collateral at such location(s) which consent shall not be unreasonably withheld, delayed or conditioned.

                  (c) Taxes. The Grantor will pay promptly before delinquent all property and other taxes, assessments, and governmental charges or levies imposed upon, and all claims (including claims for labor, materials, and supplies) against, the Collateral, except to the extent the validity thereof is being contested diligently and in good faith by proper proceedings satisfactory to the Bank.

                  (d) Insurance.

                           (i) The Grantor will, at Grantor's own expense, maintain insurance with respect to the Tangible Collateral in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to Bank from time to time, and in accordance with the provisions of the Loan Agreement. The Bank acknowledges and agrees that the insurance presently maintained by Grantor is satisfactory to the Bank. Each policy for liability insurance shall provide for all losses to be paid on behalf of Bank and the Grantor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be paid directly to Bank. Each such policy shall in addition (A) name the Grantor and Bank as insured parties thereunder (without any representation or warranty by or obligation upon Bank) as their interests may appear, (B) contain the agreement by the insurer that any loss thereunder shall be payable to Bank notwithstanding any action, inaction, or breach of representation or warranty by the Grantor, (C) provide that there shall be no recourse against Bank for payment of premiums or other amounts with respect thereto and (D) provide that at least ten (10) days' prior written notice of cancellation, amendment, or of lapse shall be given to Bank by the insurer. The Grantor will, if so requested by Bank, deliver to Bank original or duplicate policies of such insurance, or satisfactory certificates of insurance, and, as often as Bank may reasonably request, a report of a reputable insurance broker with respect to such insurance.

                           (ii) Reimbursement under any liability insurance maintained by the Grantor pursuant to this Section 5(d) may be paid directly to the party who shall have incurred liability covered by such insurance. In case of any loss involving damage to Tangible Collateral as to which paragraph (iii) of this Section 5(d) is not applicable, the Grantor will, if so requested by Bank, make or cause to be made the necessary repairs to or replacements of such Tangible Collateral, and any proceeds of insurance maintained by the Grantor pursuant to this Section 5(d) shall be paid to the Grantor as reimbursement for the costs of such repairs or replacements.

                  (e) Upon the occurrence of an Event of Default or the actual or constructive total loss of the Tangible Collateral or any part of the Tangible Collateral, all insurance payments in respect of such Tangible Collateral shall be paid to Bank and, at Bank's option, applied as specified in Section 8(b) hereof.

                  (f) Transfers and Other Liens. Without the prior written consent of Bank, the Grantor will not (i) sell, assign (by operation of law or otherwise), exchange, or otherwise dispose of any of the Collateral (except for sale or other use of Collateral in the ordinary course of business); or (ii) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral except for the security interest created by this Agreement. The Bank acknowledges and agrees that some of the Collateral may be used from time to time to repair aircraft leased or owned by Grantor (the "Aircraft"), and as such, may become so affixed to the Aircraft as to become a part thereof. For so long as the Collateral is affixed to the Aircraft, the Bank waives any rights to assert its lien on such Collateral, but such lien will remain in full force and effect once such Collateral is no longer affixed to the Aircraft, and is returned to Grantor to be held as equipment or inventory.

                  (g) Condition of Collateral. The Grantor will cause all Equipment constituting part of the Collateral to be maintained and preserved in good and serviceable condition, repair and working order, and will forthwith, or in the case of any loss or damage to any thereof as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable or that the Bank may request to such end. The Grantor will promptly furnish to the Bank a statement respecting any material loss or damage to any of the Tangible Collateral.

                  (h) Corporate Status. The Grantor will preserve its corporate existence and will not merge into or consolidate with any other entity, sell all or substantially all of its assets, change its state of incorporation or change its corporate name without providing Bank with thirty (30) days' prior written notice.

         6. ADDITIONAL PROVISIONS CONCERNING THE COLLATERAL. (a) The Grantor hereby authorizes Bank to file, without the signature of the Grantor, one or more financing or continuation statements, and amendments thereto, describing the Collateral.

                  (b) The Grantor hereby irrevocably appoints Bank the Grantor's attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Bank's discretion, to take any action and to execute any instrument which Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation upon the occurrence of an Event of Default which is not cured within any applicable grace or cure period: (i) to obtain and adjust insurance required to be paid to Bank pursuant to Section 5(d) hereof; (ii) to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iii) to receive, endorse, and collect any checks, drafts or other Instruments, Documents, and Chattel Paper in connection with clause (i) or (ii) above; and (iv) to file any claims or take any action or institute any proceedings which Bank may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Bank with respect to any of the Collateral. Grantor hereby ratifies and approves all acts of said attorney; and the attorney shall have no liability to Grantor for any act or omission as such attorney.

                  (c) If the Grantor fails to perform any agreement contained herein, Bank may itself perform, or cause performance of, such agreement or obligation, and the expenses of Bank incurred in connection therewith shall be payable by the Grantor under Section 10 hereof, and shall be fully secured hereby.

                  (d) The powers conferred on Bank hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Bank shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                  (e) Anything herein to the contrary notwithstanding, (i) the Grantor shall remain liable under any contracts and agreements included in or relating to the Collateral to the extent set forth therein to perform all of the Grantor's obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by Bank of any of its rights hereunder shall not release the Grantor from any of the Grantor's duties or obligations under the contracts and agreements included in or relating to the Collateral; and (iii) Bank shall not have any obligation or liability by reason of this Agreement under any contracts and agreements included in or relating to the Collateral, nor shall Bank be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         7. EVENTS OF DEFAULT. An Event of Default shall be deemed to have occurred hereunder upon the occurrence of a failure or default in the full, faithful and prompt payment or performance of any one or more of the Obligations, and shall include, but shall not be limited to:

                  (a) Any default in the full and prompt payment when due of all or any part of any indebtedness constituting part of the Obligations hereunder which is not cured within five (5) days after written notice of default;

                  (b) Any default by Grantor in the full, faithful and prompt payment or performance of any covenant, agreement, liability, obligation, condition or undertaking on Grantor's part to be paid, met, kept, observed or performed pursuant to the provisions hereof, of the Loan Agreement, or of any other instrument or document now or hereafter securing all or any part of the Obligations which is not cured within thirty (30) days after written notice of default (or within any other specific grace or cure period expressly provided in any such document or agreement; or

                  (c) Any warranty or representation contained herein shall prove to have been false or materially misleading as of the time made.

         8. REMEDIES UPON DEFAULT. If an Event of Default shall have occurred and shall not have been cured within any applicable grace or cure period:

                  (a) Bank may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require the Grantor to, and the Grantor hereby agrees that the Grantor will at the Grantor's expense and upon request of Bank forthwith, assemble all or part of the Collateral as directed by Bank and make it available to Bank at a place to be designated by Bank which is reasonably convenient to both parties; and
         (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Bank's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Bank may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Bank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by Bank as Collateral and all cash proceeds received by Bank in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral under the provisions of the Code or this Agreement shall be applied as follows:

                           (i) First, to the repayment of the reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Bank in connection with (A) the administration of this Agreement, (B) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any Collateral,
          (C) the exercise or enforcement of any of the rights of Bank hereunder, or (D) the failure of the Grantor to perform or observe any of the provisions hereof;

                           (ii) Second, at the option of Bank, to the payment or other satisfaction of any liens and other encumbrances upon any of the Collateral;

                           (iii) Third, to the reimbursement of Bank for the amount of any obligations of the Grantor paid or discharged by Bank pursuant to the provisions of this Agreement, and of any expenses of Bank payable by the Grantor hereunder;

                           (iv) Fourth, to the satisfaction of the Obligations, in such order as Bank shall elect;

                           (v) Fifth, to the payment of any other amounts required by applicable law [including, without limitation, Section 47-9-608(a)(1)(C) or 47-9-615(a)(3) of the Code or any successor or similar, applicable statutory provision]; and

                           (vi) Sixth, the surplus proceeds, if any, to the Grantor or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

                  (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which Bank is legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at such rate(s) as shall be fixed by instrument(s) evidencing the Obligation(s) with respect to which such deficiency exists, together with the costs of collection and the reasonable fees of any attorneys employed by Bank to collect such deficiency.

         9. RIGHTS AND DUTIES OF BANK, ETC. Bank undertakes, as to this Agreement, to exercise only such duties as are specifically set forth in this Agreement and to exercise such of the rights, powers and remedies as are vested in it by this Agreement or by law. In any instance hereunder where Bank's approval or consent is required or the exercise of Bank's judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Bank, and Bank shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment. Bank may consult with counsel, and the written advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         10. INDEMNITY AND EXPENSES. (a) The Grantor agrees to indemnify Bank from and against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses, or liabilities resulting solely and directly from Bank's gross negligence or willful misconduct.

         (b) The Grantor will upon demand pay to Bank the amount of any and all costs and expenses, including the fees and disbursements of the Bank's counsel and of any experts and agents, which Bank may incur in connection with (i) the administration of this Agreement (excluding the salary of Bank's employees and Bank's normal and usual overhead expenses); (ii) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iii) the exercise or enforcement of any of the rights of Bank hereunder; or (iv) the failure by the Grantor to perform or observe any of the provisions hereof, except expenses resulting solely and directly from Bank's gross negligence or willful misconduct.

         11. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be mailed, certified mail, return receipt requested, if to Grantor, to Grantor at 1689 Nonconnah Boulevard, Suite 111, Memphis, Tennessee 38132, Attention: Peter D. Hunt, Chief Financial Officer; if to Bank, to it at 165 Madison Avenue, Memphis, Tennessee 38103,
Attention: Metropolitan Division; or as to any such person to such other address as shall be designated by such person in a written notice to the other party complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if mailed, when received or three days after mailing, whichever is earlier; or (ii) if delivered, upon delivery.

         12. SECURITY INTEREST ABSOLUTE. All rights of Bank, all security interests and all Obligations of the Grantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Loan Agreement, any guaranty, or any other agreement or instrument relating thereto; (ii) any change in the time, manner, or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from this Agreement, the Loan Agreement, any guaranty, or any other agreement or instrument relating thereto;
(iii) any increase in, addition to, or exchange, release, or non-perfection of, any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Obligations or this Agreement; or
(v) the absence of any action on the part of Bank to obtain payment or performance of the Obligations from the Grantor or any other party.

         13. MISCELLANEOUS. (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and Bank, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of Bank to exercise, and no delay in exercising, any right hereunder or under any other instrument or document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of Bank provided herein and in the other instruments and documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Bank under the Loan Agreement, any guaranty, any other instrument which now or hereafter evidences or secures all or part of the Obligations, or any related document against any party thereto are not conditional or contingent on any attempt by Bank to exercise any of its rights under any other such instrument or document against such party or against any other party.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the termination of the duties and obligations of Grantor under the Loan Agreement, and, thereafter, until the payment in full of the Obligations, (ii) be binding on the Grantor and the Grantor's successors and permitted assigns and shall inure, together with all rights and remedies of Bank hereunder, to the benefit of Bank and its respective successors, transferees, and assigns. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of Bank.

                  (e) Upon the termination of the duties and obligations of Grantor under the Loan Agreement and the satisfaction in full of the Obligations, Bank will, upon the Grantor's request and at the Grantor's expense, (i) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (ii) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence termination of the security interest herein granted.

                  (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Tennessee. If any provision hereof is in conflict with the provisions of the Loan Agreement, the provisions of the Loan Agreement shall control.

                  (g) The captions or headings of the Sections of this Agreement are inserted merely for convenience of reference and shall not be deemed to limit or modify the terms and provisions hereof.

         IN WITNESS WHEREOF, the Grantor has executed and delivered this Agreement (or caused the execution and delivery of this Agreement by its duly authorized officers) on the date first above written.


                                          PINNACLE AIRLINES, INC., a
                                          Georgia corporation

                                          By:
                                              ---------------------------
                                          Name:
                                                -------------------------
                                          Title:
                                                 ------------------------

                                                                         GRANTOR

                                          FIRST TENNESSEE BANK
                                          NATIONAL ASSOCIATION

                                          By:
                                              ---------------------------
                                          Name:
                                                -------------------------
                                          Title:
                                                 ------------------------

                                                                            BANK

                                   EXHIBIT "A"
                                       TO
                               SECURITY AGREEMENT
================================================================================

                             Locations of Collateral

                                 [SEE ATTACHED]

                                   EXHIBIT "B"
                                       TO
                               SECURITY AGREEMENT
================================================================================

                            Certificate of Existence

                                 [SEE ATTACHED]



                                      A-2